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                                                            EXHIBIT 10.5.2

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                              CASE NEW HOLLAND INC.
                                   as Issuer,

                           The GUARANTORS named herein

                                       and

                              JPMORGAN CHASE BANK,
                                   as Trustee

                      -------------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                         Dated as of September 16, 2003

                                       to

                                    INDENTURE

                           Dated as of August 1, 2003

                      -------------------------------------

                     9-1/4% Senior Notes due 2011, Series A

                     9-1/4% Senior Notes due 2011, Series B

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         FIRST SUPPLEMENTAL INDENTURE, dated as of September 16, 2003 (the
"Supplemental Indenture"), to the Indenture, dated as of August 1, 2003 (the "Indenture") between CASE NEW HOLLAND INC., a Delaware corporation ("Case New Holland"), the guarantors named therein and JPMORGAN CHASE BANK, a New York banking corporation, as Trustee (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, Case New Holland has duly authorized the execution and delivery of the Indenture to provide for the issuance of both Series A and Series B 9-1/4% Senior Notes due 2011 (the "Notes"); and

         WHEREAS, Case New Holland originally issued on August 1, 2003, $750,000,000 in aggregate principal amount of Notes under the Indenture (the "Initial Notes");

         WHEREAS, Case New Holland proposes to issue an additional $300,000,000 in aggregate principal amount of the Notes under the Indenture (the "New Notes");

         WHEREAS, Case New Holland desires and has requested the Trustee to join it in the execution and delivery of this Supplemental Indenture as permitted by
Section 8.01 of the Indenture to amend certain definitions relating to the New Notes;

         WHEREAS, the Initial Notes and New Notes will be deemed to be part of the same series of notes;

         WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with;

         WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of Case New Holland and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture, have been done;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein, Case New Holland agrees with the Trustee that the Indenture is supplemented and amended, solely to the extent and for the purposes expressed herein, as follows:

         Section 1.        Amendments to the Indenture.

                  Section 1.01 of the Indenture (Definitions) is hereby amended by replacing the definition of "Registration Rights Agreement" with the following:

                  "`Registration Rights Agreement' means (i) with respect to the notes issued on August 1, 2003, the registration rights agreement dated as of August 1, 2003 by and among Case New Holland, the Guarantors and Citigroup Global Markets Inc.,

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                  Deutsche Bank Securities Inc., UBS Securities LLC, ABN AMRO
                  Incorporated, Banc of America Securities LLC, BNP Paribas Securities Corp., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SG Cowen Securities Corporation and (ii) with respect to any issuance of Additional Notes, the registration rights agreement relating to such Additional Notes."

         Section 2.        Definitions.

                  Any capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Indenture.

         Section 3.        Counterparts.

                  This Supplemental Indenture may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals.

         Section 4.        Governing Law.

                  This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, as applied to contracts made and performed within the state of New York (including without limitation, section 5-1401 of the New York General Obligations Law or any successor statute). Each of the parties hereto agrees to submit to the jurisdiction of the courts of the state of New York in any action or proceeding arising out of or relating to this First Supplemental Indenture.

         Section 5.        Execution as Supplemental Indenture

         This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this First Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Indenture.

         Section 6.        Responsibility for Recitals, Etc.

         The recitals herein and in the New Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the New Notes. The Trustee shall not be accountable for the use or application by the Company of the New Notes or of the proceeds thereof.

                                      -2-

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         Section 7.        Provisions Binding on Company's Successors.

         All the covenants, stipulations, promises and agreements in this First Supplemental Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

                                      -3-

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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and delivered as of the date first written above.

                                   CASE NEW HOLLAND INC.

                                   By:            /s/
                                       -----------------------------------------
                                       Name:
                                       Title:


                                      -4-

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                                      GUARANTORS:

                                      CNH GLOBAL N.V.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH U.K. LIMITED

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      NEW HOLLAND HOLDING LIMITED

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      S-2

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                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH CANADA, LTD.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH AUSTRALIA PTY LTD

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH BELGIUM N.V.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      S-3

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                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      NEW HOLLAND TRACTOR LIMITED N.V.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH DEUTSCHLAND GMBH

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH TRADE N.V.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      S-4

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                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      FIATALLIS NORTH AMERICA, INC.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CASE, LLC

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      HFI HOLDINGS, INC.

                                      By:          /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      S-5

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                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      CNH INFORMATION TECHNOLOGY COMPANY LLC

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      NEW HOLLAND NORTH AMERICA, INC.

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      BLI GROUP, INC.

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      S-6

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                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      BLUE LEAF I.P., INC.

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Attest:

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                      S-7

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                                      JPMORGAN CHASE BANK,
                                          as Trustee

                                      By: /s/ William G. Keenan
                                          --------------------------------------
                                          Name:  William G. Keenan
                                          Title: Vice President

                                      S-8